Exhibit 99.1

Zix Corporation Reports Strong Year-End Financial Results with Positive Fourth Quarter
Company sees continued strength in 2011
DALLAS — Feb. 22, 2010 — Zix Corporation (NASDAQ: ZIXI), the leader in email encryption services, today announced financial results for the fourth quarter and full year ended Dec. 31, 2010.
Fourth Quarter and Full-Year 2010 Financial Highlights
•	The Company completed the wind-down of its e-Prescribing business. As a result, financial results have been restated for continuing and discontinued operations

•	Including revenue from discontinued operations, achieved full-year revenue of $35.7 million

•	Fourth quarter revenue from continuing operations of $8.8 million, an increase of 24.6%, year-over-year

•	Full-year revenue from continuing operations of $33.1 million, an increase of 25.2%, year-over-year

•	Fourth quarter GAAP net income of $.54 per share, an increase of $.54, year-over-year (1)

•	Full-year GAAP net income of $.62 per share, an increase of $.69, year-over-year (1)

•	Fourth quarter Non-GAAP net income of $.04 per share, an increase of $.02, year-over-year

•	Fourth quarter Non-GAAP income from continuing operations of $.03 per share, an increase of $.01, year-over-year

•	Full-year Non-GAAP net income of $.13 per share, an increase of $.12, year-over-year

•	Full-year Non-GAAP income from continuing operations of $.11, an increase of $.02, year-over-year

•	Cash flow from operations for the year ended Dec. 31, 2010, of $7.2 million, an increase of $6.6 million, year-over-year

•	Cash and cash equivalents of $24.6 million, an increase of $11.3 million for the year ended Dec. 31, 2010

“The encryption market is being driven by companies that are aware of the security risk of unencrypted email and focused on meeting compliance, mitigating risk, protecting their brand and relationships with customers and partners,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer. “Our continued financial success benefits from this trend, and our leading technology combined with our superior ease of use gives ZixCorp optimism regarding its future.”
Fourth Quarter and Full-Year 2010 Corporate Financial Summary and Other Operational Metrics

			% or $
	Q4	Q4	Change	FY	FY	% or $
$ in Millions, except per share and % data	2010	2009	(2)	2010	2009	Change(2)
Revenue (3)	$8.8	$7.1	24.6%	$33.1	$26.4	25.2%
GAAP Gross Profit (3)	$7.1	$5.8	22.5%	$26.6	$21.8	21.8%
GAAP Net Income (Loss) (4)	$37.2	($0.3)	$37.5	$41.2	($4.4)	$45.6
GAAP Net Income (Loss) Per Share — Diluted	$0.54	($0.00)	$0.54	$0.62	($0.07)	$0.69
Non-GAAP Adjusted Gross Profit (3) (5)	$7.2	$5.8	22.4%	$26.8	$22.0	21.7%
Non-GAAP Adjusted Net Income (5)	$2.5	$1.2	99.8%	$8.4	$0.5	1554.7%
Non-GAAP Adjusted Net Income Per Share-Diluted (5)	$0.04	$0.02	100.0%	$0.13	$0.01	1200.0%
Non-GAAP Adjusted Income from continuing operations per share — Diluted (5)	$.03	$.02	50.0%	$.11	$.09	22.2%
Adjusted EBITDA (5)(6)	$2.8	$1.7	68.2%	$9.9	$1.9	413.7%
Adjusted EBITDA Margin (5)(6)	31%	23%	8pts	30%	7%	23pts
Email Encryption New First Year Orders	$2.1	$2.4	(9.7%)	$8.7	$6.5	33.9%
Email Encryption Total Orders	$12.2	$11.3	8.0%	$40.8	$35.2	15.8%
Email Encryption Bookings Backlog (7)	$49.9	$42.9	16.3%

(1)	GAAP Net Income for the quarter and year ended December 31, 2010, includes a $35.3 million decrease to the Deferred Tax valuation allowance.

(2)	Changes are based on actuals versus numbers shown in the columns which may reflect rounding

(3)	Revenue and gross profit results are from continuing operations

(4)	GAAP net income includes a $35.3 million adjustment to the Deferred Tax valuation allowance

(5)	A reconciliation of GAAP to Non-GAAP, adjusted results is attached to this press release and is available on our investor relations Web page at http://investor.zixcorp.com

(6)	Adjusted earnings before interest, taxes, depreciation and amortization

(7)	Service contract commitments that represent future revenue to be recognized as the services are provided
Business Highlights
Email Encryption:
•	The state government of Ohio expanded its use of ZixCorp Email Encryption Services with the addition of 10,000 users. ZixCorp began providing secure email to Ohio state organizations in 2006. With this addition, more than 11,000 Ohio state government employees across 53 departments, boards and commissions send secure email with ZixCorp.

•	After more than seven years of reliable service, AtlantiCare renewed its contract with ZixCorp in a three-year agreement. Considered by AtlantiCare to be “a cornerstone” in its IT security architecture, ZixCorp will provide 3,500 AtlantiCare employees access to secure email.

•	ZixCorp continued its growth in the financial services industry and now has more than 1,500 financial institution customers.

•	The Company’s shared community of users, ZixDirectory, now includes more than 25 million members and is growing by approximately 100,000 members per week.
e-Prescribing:
•	On December 8, 2009, ZixCorp announced its planned exit from the e-Prescribing business. The Company exited this business on December 31, 2010 and fulfilled all contractual obligations. This line of business was profitable for 2010.

•	e-Prescribing business results have been restated as discontinued operations.
Outlook:
The Company forecasts revenue for the first quarter to be between $9.0 and $9.2 million and fully diluted adjusted earnings per share of $0.03. Full-year 2011 revenues are projected to be between $38 and $40 million. Fully diluted Non-GAAP adjusted earnings per share, which are adjusted primarily for non-cash stock-based compensation and non-recurring expense items, are projected to be between $0.14 and $0.16.
Conference Call Information:

The Company will discuss its financial results and outlook on a conference call on Tuesday, Feb. 22, 2011, at 5 p.m. ET. A live webcast of the conference call will be available on our investor relations web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-800-299-7928 (U.S. toll-free) or 1-617-614-3926 (international) at least 15 minutes before the call and entering access code 79651388. An audio replay of the conference will be available until Mar. 1, 2011, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 41842978. An archive for the webcast will also be available on the ZixCorp investor relations Web site.
About Zix Corporation
Zix Corporation (ZixCorp) provides the only email encryption services designed with your most important relationships in mind. Many of the most influential companies and government organizations use the proven ZixCorp® Email Encryption Services, including WellPoint, Humana, the SEC, and more than 1,200 hospitals and 1,500 financial institutions. ZixCorp Email Encryption Services are powered by ZixDirectorySM, the largest email encryption community in the world. The tens of millions of ZixDirectory members can feel secure knowing their most important relationships are protected. For more information, visit www.zixcorp.com.
SOURCE Zix Corporation
Contacts
ZixCorp Investor Relations: Charles Messman (323) 468-2300, zixi@mkr-group.com
Public Relations: Taylor Stansbury (214) 370-2134, tstansbury@zixcorp.com
Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy law mandates may affect the use of email encryption and ZixCorp’s ability to establish and maintain strategic and distribution relationships to gain customers and grow revenues. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	December 31,
	(unaudited)	2009
ASSETS
Current assets:
Cash and cash equivalents	$24,619,000	$13,287,000
Marketable securities	—	25,000
Receivables, net	1,344,000	760,000
Prepaid and other current assets	1,214,000	1,142,000

Total current assets	27,177,000	15,214,000
Property and equipment, net	2,209,000	2,137,000
Goodwill and other assets	2,204,000	2,334,000
Deferred tax assets	35,262,000	63,000

Total assets	$66,852,000	$19,748,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$2,844,000	$3,893,000
Deferred revenue	15,331,000	14,478,000
License subscription note payable	137,000	126,000

Total current liabilities	18,312,000	18,497,000
Long-term liabilities:
Deferred revenue	1,439,000	2,821,000
License subscription note payable, non-current	49,000	186,000
Deferred rent	165,000	233,000

Total long-term liabilities	1,653,000	3,240,000

Total liabilities	19,965,000	21,737,000
Total stockholders’ equity (deficit)	46,887,000	(1,989,000)

Total liabilities and stockholders’ equity	$66,852,000	$19,748,000

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Revenues	$8,845,000	$7,101,000	$33,066,000	$26,407,000

Cost of revenues	1,734,000	1,296,000	6,468,000	4,576,000

Gross profit	7,111,000	5,805,000	26,598,000	21,831,000
Operating expenses:
Research and development	1,272,000	1,110,000	5,089,000	3,619,000
Selling, general and administrative	4,121,000	3,823,000	16,363,000	15,927,000

Total operating expenses	5,393,000	4,933,000	21,452,000	19,546,000

Operating income	1,718,000	872,000	5,146,000	2,285,000
Operating margin	19%	12%	16%	9%

Other income, net	8,000	17,000	74,000	193,000

Income from continuing operations before income taxes	1,726,000	889,000	5,220,000	2,478,000
Income tax benefit (expense)	35,420,000	(60,000)	35,500,000	(67,000)

Income from continuing operations	37,146,000	829,000	40,720,000	2,411,000

Discontinued operations
Income (loss) from operations of discontinued e-Prescribing segment	134,000	(1,140,000)	762,000	(6,846,000)
Income tax benefit (expense)	(48,000)	—	(269,000)	—

Income (loss) on discontinued operations (Note 1)	86,000	(1,140,000)	493,000	(6,846,000)

Net income (loss)	$37,232,000	$(311,000)	$41,213,000	$(4,435,000)

Basic income (loss) per common share:
Income from continuing operations	$0.57	$0.01	$0.63	$0.04
Income (loss) from discontinued operations	$0.00	$(0.02)	$0.01	$(0.11)

Net income (loss)	$0.57	$(0.00)	$0.64	$(0.07)

Diluted income (loss) per common share:
Income from continuing operations	$0.54	$0.01	$0.61	$0.04
Income (loss) from discontinued operations	$0.00	$(0.02)	$0.01	$(0.11)

Net income (loss)	$0.54	$(0.00)	$0.62	$(0.07)

Shares used in per share calculation — basic	65,672,265	63,679,004	64,401,384	63,422,088

Shares used in per share calculation — diluted	68,464,464	64,840,799	66,753,840	64,028,138

Note: EPS totals off due to rounding
Note 1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Components of Income (loss) from discontinued operations:
Revenue from discontinued operations	482,000	1,088,000	2,632,000	4,244,000
Expenses from discontinued operations	348,000	2,228,000	1,870,000	11,090,000
Tax benefit (expense)	(48,000)	—	(269,000)	—

Income (loss) from discontinued operations	$86,000	$(1,140,000)	$493,000	$(6,846,000)

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Twelve Months Ended December 31,
	2010	2009
Operating activities:
Net income (loss)	$41,213,000	$(4,435,000)
Non-cash items in net income (loss)	(31,961,000)	4,426,000
Changes in operating assets and liabilities	(2,054,000)	612,000

Net cash provided by (used in) operating activities	7,198,000	603,000

Investing activities:
Purchases of property and equipment	(1,500,000)	(1,141,000)
Restricted cash investments and marketable securities, net	25,000	3,000

Net cash used in investing activities	(1,475,000)	(1,138,000)

Financing activities:
Proceeds from exercise of stock options	2,786,000	19,000
Proceeds from exercise of warrants	2,949,000	636,000
Payment of license subscription note payable	(126,000)	(78,000)

Net cash provided by financing activities	5,609,000	577,000

Increase (decrease) in cash and cash equivalents	11,332,000	42,000
Cash and cash equivalents, beginning of period	13,287,000	13,245,000

Cash and cash equivalents, end of period	$24,619,000	$13,287,000

ZIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			Three Months Ended		Twelve Months Ended
			December 31,		December 31,
			2010	2009	2010	2009
Revenue:
GAAP revenue			$8,845,000	$7,101,000	$33,066,000	$26,407,000

Gross profit:
GAAP gross profit			$7,111,000	$5,805,000	$26,598,000	$21,831,000
Stock-based compensation charges (1)	(A	)	38,000	23,000	161,000	132,000
Non-recurring severance payments (2)	(B	)	4,000	16,000	4,000	29,000

Non-GAAP adjusted gross profit			$7,153,000	$5,844,000	$26,763,000	$21,992,000

Operating income:
GAAP operating income			$1,718,000	$872,000	$5,146,000	$2,285,000
Stock-based compensation charges (1)	(A	)	385,000	457,000	1,835,000	2,338,000
Non-recurring severance payments (2)	(B	)	4,000	105,000	262,000	603,000
Expenses related to strategic review (3)	(C	)	—	141,000	4,000	309,000

Non-GAAP adjusted operating income (loss)			$2,107,000	$1,575,000	$7,247,000	$5,535,000

Income from continuing operations:
GAAP income from continuing operations			$37,146,000	$829,000	$40,720,000	$2,411,000
Stock-based compensation charges (1)	(A	)	385,000	457,000	1,835,000	2,338,000
Non-recurring severance payments (2)	(B	)	4,000	105,000	262,000	603,000
Expenses related to strategic review (3)	(C	)	—	141,000	4,000	309,000
Income tax impact	(D	)	(35,348,000)	3,000	(35,560,000)	3,000

Non-GAAP adjusted income from continuing operations			$2,187,000	$1,535,000	$7,261,000	$5,664,000

Income (loss) from discontinued operations:
GAAP income (loss) on discontinued operations			$86,000	$(1,140,000)	$493,000	$(6,846,000)
Stock-based compensation charges (1)	(A	)	8,000	139,000	94,000	756,000
Non-recurring severance payments (2)	(B	)	6,000	627,000	96,000	848,000
Expenses related to wind-down of e-Prescribing business (3)	(C	)	152,000	84,000	160,000	84,000
Income tax impact	(D	)	48,000	—	269,000	—

Non-GAAP adjusted income (loss) from discontinued operations			$300,000	$(290,000)	$1,112,000	$(5,158,000)

Net income (loss):
GAAP net income (loss)			$37,232,000	$(311,000)	$41,213,000	$(4,435,000)
Stock-based compensation charges (1)	(A	)	393,000	596,000	1,929,000	3,094,000
Non-recurring severance payments (2)	(B	)	10,000	732,000	358,000	1,451,000
Expenses related to strategic review and wind-down of e-Prescribing business (3)	(C	)	152,000	225,000	164,000	393,000
Income tax impact	(D	)	(35,300,000)	3,000	(35,291,000)	3,000

Non-GAAP adjusted net income			$2,487,000	$1,245,000	$8,373,000	$506,000

Diluted income from continuing operations per common share:
GAAP income from continuing operations			$0.54	$0.01	$0.61	$0.04
Adjustments per share	(A-D	)	(0.51)	0.01	(0.50)	0.05

Non-GAAP adjusted income from continuing operations			$0.03	$0.02	$0.11	$0.09

Diluted net income (loss) per common share:
GAAP net income (loss)			$0.54	$(0.00)	$0.62	$(0.07)
Adjustments per share	(A-D	)	(0.51)	0.02	(0.49)	0.08

Non-GAAP adjusted net income			$0.04	$0.02	$0.13	$0.01

Shares used to compute non-GAAP adjusted net income (loss) per share — diluted			68,464,464	64,840,799	66,753,840	64,028,138

Reconciliation of Net income (loss) to EBITDA and Adjusted EBITDA:	(E	)
Net income (loss)			$37,232,000	$(311,000)	$41,213,000	$(4,435,000)
Income tax provision			(35,372,000)	60,000	(35,231,000)	67,000
Interest expense			5,000	7,000	22,000	21,000
Depreciation expense			355,000	341,000	1,402,000	1,328,000

EBITDA			2,220,000	97,000	7,406,000	(3,019,000)

Adjustments:
Share based compensation expense	(A	)	393,000	596,000	1,929,000	3,094,000
Non-recurring severance payments	(B	)	10,000	732,000	358,000	1,451,000
Expenses related to strategic review and wind down of e-Prescribing business	(C	)	152,000	225,000	164,000	393,000

Adjusted EBITDA			$2,775,000	$1,650,000	$9,857,000	$1,919,000

Adjusted EBITDA margin			31.4%	23.2%	29.8%	7.3%

(1) Stock-based compensation charges are included as follows:
Cost of revenues			$44,000	$54,000	$195,000	$387,000
Research and development			46,000	58,000	194,000	338,000
Selling, general and administrative			303,000	484,000	1,540,000	2,369,000

			$393,000	$596,000	$1,929,000	$3,094,000

(2) Non-recurring severance payments are included as follows:
Cost of revenues			$10,000	$284,000	$87,000	$376,000
Research and development			$—	111,000	$—	$119,000
Selling, general and administrative			—	337,000	271,000	956,000

			$10,000	$732,000	$358,000	$1,451,000

(3) Expenses related to strategic review and the wind-down of e-Prescribing business are as follows:
Cost of revenues			$152,000	$84,000	$160,000	$84,000
Selling, general and administrative			—	141,000	4,000	309,000

			$152,000	$225,000	$164,000	$393,000

     This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (E) on the next page.

ZIX CORPORATION
NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
USE OF NON-GAAP FINANCIAL INFORMATION
     The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, in our Earnings Release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
ADJUSTED NON-GAAP MEASURES
     Our non-GAAP measures adjust GAAP Gross profit, Operating income (loss), Income from continuing operations, Income (loss) from discontinued operations, Net income (loss), Income per share — diluted from continuing operations, Net income (loss) per share — diluted, and EBITDA for non-cash stock-based compensation expense, non-recurring severance expenses and expense related to the wind-down of our e-Prescribing business to derive non-GAAP adjusted Gross profit, adjusted Operating income (loss), adjusted Income from continuing operations, adjusted Income (loss) from discontinued operations, adjusted Net income (loss), adjusted Income per share — diluted from continuing operations, adjusted Net income (loss) per share — diluted and adjusted EBITDA. We provide a reconciliation of these adjusted non-GAAP measures to GAAP Gross profit, Operating income (loss), Income from continuing operations, Income (loss) from discontinued operations, Net income (loss), Income per share — diluted from continuing operations, Net income (loss) per share — diluted and EBITDA.
     We do not provide a reconciliation of forward looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude nonrecurring items that impact our on-going business. At this time, such one-time transactions are unknown and not available. Estimates of these one-time items may differ materially from actual results. See items (A) through (C) below for further information on the current quarter’s reconciling items.
     Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit”, “Operating income (loss)”, “Net income from continuing operations”, “Net income (loss) from discontinued operations,” “Net income (loss)” , “Net income from continuing operations per share — diluted”, “Net income (loss) per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).
(A) Non-cash stock-based compensation charges relating to stock option grants awarded to employees and third-party service providers and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies, and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.
(B) Severance payments related to reduction in workforce. See item (2) on previous page for breakdown of severance payments. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges on our operating results.
(C) Expenses related to strategic review and wind-down of the Company’s e- Prescribing business segment. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges when presenting non-GAAP financial measures.
(D) The Company’s U.S. operations’ net losses for U.S. tax purposes are fully provisioned. The non-GAAP adjustment represents the non-cash tax expense included in the GAAP tax provision. The remaining provision for income taxes represents expected cash taxes to be paid.
(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation, severance payments and expenses relating to the wind down of the Company’s e-Prescribing business.